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                                                                   EXHIBIT 10.1

                          SEVENTH AMENDMENT TO SECOND
                      AMENDED AND RESTATED LOAN AGREEMENT


         This SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Seventh Amendment") dated June 30, 1999, is by and between VENUS EXPLORATION, INC., a Delaware corporation, formerly known as XPLOR CORPORATION, a Delaware corporation (the "Borrower"), and WELLS FARGO BANK (TEXAS), N.A., a national banking association (the "Bank").


                              W I T N E S S E T H:


         WHEREAS, Bank and Borrower entered into that certain Second Amended and Restated Loan Agreement dated December 22, 1997 (as the same has been previously amended through the date hereof is herein called the "Loan Agreement"), pursuant to which Borrower obtained a credit facility in the amount of up to the lesser of the Borrowing Base (as defined in the Loan Agreement) or the Commitment (as defined in the Loan Agreement); and

         WHEREAS, Borrower has agreed to acquire certain oil and gas producing properties from Apache Corporation for an amount not to exceed $28,500,000 (the "Apache Acquisition"); and

         WHEREAS, Borrower has agreed to assign its rights, duties and obligations with respect to the Apache Acquisition to EXUS Energy, LLC ("EXUS"), a Delaware limited liability company which will be jointly owned by Borrower with EXCO Resources, Inc., a Texas corporation ("EXCO"), and EXUS will acquire the assets contemplated by the Apache Acquisition; and

         WHEREAS, Borrower proposes to obtain certain non-recourse loans from EXCO in an amount not to exceed $8,000,000 in order to make its' capital contribution in EXUS; and

         WHEREAS, EXUS proposes to enter into a Credit Agreement with the Nationsbank, N. A. (the "Subordinate Creditor") pursuant to which the Subordinate Creditor and other financial institutions will make loans to EXUS in an amount not to exceed $50,000,000 (the "EXUS Credit Agreement"); and

         WHEREAS, the forgoing are currently prohibited by the Loan Agreement and Borrower has requested that Bank consent and approve such transactions; and

         WHEREAS, Bank and Borrower now desire to further amend that Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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         1. Amendments to the Loan Agreement. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended as follows:

                  (a) Except as provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement. The definitions contained in Section 1.1 of the Loan Agreement shall be and are hereby amended or supplemented as follows:

                           (i) A new definition of "Apache Acquisition" is hereby added to read as follows:

                           "Apache Acquisition shall mean the acquisition by an affiliate of Borrower of oil and gas producing properties located in the State of Louisiana from Apache Corporation pursuant to a Purchase and Sale Agreement dated May 13, 1999."

                           (ii) A new definition of "EXCO" is hereby added to read as follows:

                           "EXCO shall mean EXCO Resources, Inc., a Texas corporation whose address is 5735 Pineland Dr., Suite 235, Dallas, Texas 75231."

                           (iii) A new definition of "EXCO Note" is hereby added to read as follows:

                           "EXCO Note shall mean that certain Convertible Promissory Note executed by Borrower payable to the order of EXCO dated June 30, 1999 in the original principal amount of $8,000,000."

                           (iv) A new definition of "EXCO Pledge Agreement" is hereby added to read as follows:

                           "EXCO Pledge Agreement shall mean that certain Pledge Agreement executed by Borrower in favor of EXCO dated June 30, 1999 pursuant to which Borrower pledges as collateral security for the EXCO Note all of its membership interests in EXUS."

                           (v) A new definition of "EXUS" is hereby added to read as follows:

                           "EXUS shall mean EXUS Energy, LLC, a Delaware limited liability company, as such limited liability company exists or may hereinafter be restated, amended, or restructured, and any limited liability company, partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of any such limited liability company."


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                           (vi) A new definition of "EXUS Credit Facility" is
         hereby added to read as follows:

                           "EXUS Credit Facility shall mean that certain Credit Agreement dated June 30, 1999 among EXUS, Subordinated Creditor, individually and as administrative agent thereunder, and the financial institutions who may from time to time become a party thereto."

                           (vii) A new definition of "Subordinated Creditor" is hereby added to read as follows:

                           "Subordinated Creditor shall mean Nationsbank, N.A. or any other bank or financial institution who from time to time becomes a party to the EXUS Credit Agreement."

                           (viii) A new definition of "Subordinated Guaranty Agreement" is hereby added to read as follows:

                           "Subordinated Guaranty Agreement shall mean that certain Guaranty Agreement executed by Borrower in favor of the Subordinate Creditor dated June 30, 1999 pursuant to which Borrower guarantees the obligations of EXUS under the EXUS Credit Agreement."

                  (b) Section 6.9, Debt, to the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "6.9 Debt. Borrower shall not, directly or indirectly, create, incur or suffer to exist any direct, indirect, fixed or contingent liability for any Debt, other than (a) the Obligation; (b) current accounts payable incurred in the ordinary course of business; (c) such other Debt as set forth on Schedule 6.9; (d) purchase money Debt of Borrower not to exceed $500,000;and (e) the EXCO Notes, the EXCO Pledge Agreement and the Subordinated Guaranty Agreement.

                  (c) Section 6.11, Liens to the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "6.11 Liens. Borrower or any Subsidiary shall not, directly or indirectly, create, incur, suffer or permit to be created or incurred or to exist, any lien upon any of its assets, except (i) Permitted Liens; and (ii) the Liens arising under the EXCO Pledge Agreement.

                  (d) Section 6.34, Transaction, to the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:


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                  "6.34 Transaction. On or before September 30, 1999, Borrower shall have consummated a Transaction in form and substance acceptable to Bank."

                  (e) Section 7.1, Events of Default, to the Loan Agreement is hereby amended by adding the following:

                  "(l) A default or event of default occurs under the EXUS Credit Agreement.

                  (m) The breach of any representation, warranty or covenant by Borrower under the EXCO Note, the EXCO Pledge Agreement or the Subordinated Guaranty Agreement, or Borrower enters into any amendment of the EXCO Note, the EXCO Pledge Agreement or the Subordinated Guaranty Agreement, without the express prior written approval of Bank, which approval may be withheld by Bank in its sole discretion.

                  (n) The payment by Borrower to Subordinate Creditor of any amounts under the Subordinated Guaranty Agreement in contravention of the Intercreditor and Subordination Agreement among Borrower, Bank and Subordinate Creditor dated June 30, 1999."

         2. Consent and Waiver. At the special request of Borrower without waiving any other rights or remedies in favor of Bank and subject to the fulfillment of the conditions precedent contained in this Seventh Amendment, Bank hereby consents to (i) the investment by Borrower in EXUS; (ii) the execution, delivery and performance of the EXCO Note and the EXCO Pledge Agreement; and (iii) the execution, delivery and performance of the Subordinated Guaranty Agreement, subject to the limitations set forth in the Intercreditor and Subordination Agreement among Borrower, Bank and Subordinate Creditor as described in Paragraph 7(iv) below. As an inducement to Bank to make the foregoing consents and waivers, Borrower hereby represents and warrants to Bank that the closing of the Apache Acquisition, the formation of EXUS, the execution and delivery by Borrower of the EXCO Note, the EXCO Pledge Agreement and the Subordinated Guaranty Agreement, and the other transactions contemplated thereby has or will occur simultaneously with the execution and delivery of this Seventh Amendment. A true and complete copy of the documents and instruments evidencing the Apache Acquisition, the EXCO Note, the EXCO Pledge Agreement and the Subordinated Guaranty Agreement (including all exhibits, schedules and amendments thereto) has been delivered to Bank.
Borrower represents and warrants that it is not in default under any such documents or under any instrument or document to be delivered in connection therewith. The representations and warranties made in such documents by Borrower will be true and correct in all material respects (except for changes expressly provided for therein or herein) on and as of the date hereof as though made on and as of such date. The foregoing consent and waiver is specifically limited to a waiver of the covenants, agreements and defaults contained in the Loan Agreement prohibiting such transactions. This waiver shall not constitute a waiver of either (i) any further violation of the covenants and agreements contained in the Loan Agreement; or (ii) any violations of covenants and agreements contained in the Loan Agreement which exists prior to the date hereof; or (iii) any violation of any other provision of the Loan Agreement, or any Potential Default or Event of Default thereunder, whether now existing or


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occurring after the date of this Seventh Amendment. Bank hereby specifically reserves all of the rights and remedies it may have under the Loan Agreement or otherwise as the result of any such violation, Potential Default or Event of Default.

         3. Ratifications. The terms and provisions as set forth in this Seventh Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, and except as expressly modified and superseded by this Seventh Amendment, the terms of the Note and any and all other Loan Documents executed in connection therewith or hereunto are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Loan Agreement, as amended hereby, the Note and the other Loan Documents shall continue to be the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

         4. Representations and Warranties. Borrower hereby represents and warrants to Bank that (i) the execution, delivery and performance of this Seventh Amendment, and the other documents to be executed and delivered as required hereby have been duly authorized by all requisite action on the part of Borrower; (ii) after giving effect to this Seventh Amendment, the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document executed in connection herewith or therewith are true, correct and complete on and as of the date hereof as though made on and as of the date hereof; and (iii) after giving effect to this Seventh Amendment, no Event of Default or Potential Default has occurred and is continuing.

         5. Financial Covenant Deviation and Waiver. Without giving effect to this Seventh Amendment, Borrower would have failed to observe or maintain compliance with the Current Ratio covenant set forth in Section 6.16 of the Loan Agreement and the Tangible Net Worth covenant set forth in Section 6.17 of the Loan Agreement. Borrower has requested, and Bank has approved, a deviation from such compliance with respect to the aforementioned covenants for a period from the date hereof through September 30, 1999, at which time Borrower must be in compliance therewith. It is understood and agreed that Bank's consent to such deviation shall in no way act as a waiver of any covenants, restrictions, rights or remedies with respect to the Loan Agreement, but that such deviation shall apply only to the specific matter and instance set forth herein above.

         6. Status of Claims. Borrower hereby represents and warrants to Bank that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against Bank, or any defense to the payment of any of the Obligations. Borrower hereby releases, relinquishes and forever discharges Bank, its successors, assigns, agents, officers, directors, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Bank, its successors, assigns, agents, officers, directors, employees and representatives, arising out of or with respect to any and all transactions relating to the Loan Agreement, this Seventh Amendment, or any Loan Document, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Bank, its successors, assigns, agents, officers, directors, employees or representatives.


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         7. Conditions Precedent to Effectiveness of Seventh Amendment. This
Seventh Amendment shall become effective and be deemed effective upon receipt by Bank of the following:

                  (i) counterparts of this Seventh Amendment duly executed by Borrower and Bank;

                  (ii) there shall not have been, in the sole judgment of Bank, any material adverse change in the financial condition, business or operations of Borrower;

                  (iii) payment by Borrower to Bank of a $10,000.00 waiver extension fee;

                  (iv) payment by Borrower of the fees and expenses of counsel to Bank in connection with the preparation and negotiation of this Seventh Amendment and all documents and instruments contemplated hereby;

                  (v) delivery by Borrower to Bank of true and correct copies of the documents and instruments contemplated in Paragraph 2 of this Seventh Amendment;

                  (vi) the execution and delivery by Borrower and Subordinate Creditor of an Intercreditor and Subordination Agreement in form and substance satisfactory to Bank, in its sole discretion; and

                  (vii) the execution and delivery by Borrower of such additional documents and instruments that Bank and its counsel may deem necessary to effectuate this Seventh Amendment or any document executed and delivered to Bank in connection herewith or therewith.

         8. Execution Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         9. Governing Law. This Seventh Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas.

         10. Successors and Assigns. This Seventh Amendment is binding upon and shall inure to the benefit of Borrower and Bank and its respective successors and assigns; provided, however, Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Bank.

         11. Headings. The headings, captions and arrangements used in this Seventh Amendment are for convenience only and shall not effect the interpretation of this Seventh Amendment.

         12. NO ORAL AGREEMENTS. THIS SEVENTH AMENDMENT, TAKEN TOGETHER WITH THE OTHER LOAN DOCUMENTS AND ALL SCHEDULES AND EXHIBITS THERETO, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES


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AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT
ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         13. AGREEMENT FOR BINDING ARBITRATION. THE PARTIES AGREE TO BE BOUND BY THE TERMS AND PROVISIONS OF THE CURRENT ARBITRATION PROGRAM OF WELLS FARGO BANK (TEXAS), N.A., WHICH IS INCORPORATED BY REFERENCE HEREIN AND IS ACKNOWLEDGED AS RECEIVED BY THE PARTIES, PURSUANT TO WHICH ANY AND ALL DISPUTES SHALL BE RESOLVED BY MANDATORY BINDING ARBITRATION UPON THE REQUEST OF EITHER PARTY.


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                                       "BORROWER"

                                       VENUS EXPLORATION, INC.


                                       By: /s/ JOHN Y. AMES
                                           ----------------------------------
                                       Name: John Y. Ames
                                             --------------------------------
                                       Title: President
                                              -------------------------------





                                       "BANK"

                                       WELLS FARGO BANK (TEXAS) N.A.


                                       By: /s/ ANDREW A. MOY
                                           -----------------------------------
                                             Andrew A. Moy, Vice President



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